FUTURE ACCOUNTING DEVELOPMENTS	12 Months Ended
Dec. 31, 2018
Disclosure of expected impact of initial application of new standards or interpretations [text block] [Abstract]
Disclosure of expected impact of initial application of new standards or interpretations [text block]

NOTE 55: FUTURE ACCOUNTING DEVELOPMENTS

The following pronouncements are not applicable for the year ending 31 December 2018 and have not been applied in preparing these financial statements. Save as disclosed below, the impact of these accounting changes is still being assessed by the Group and reliable estimates cannot be made at this stage.

IFRS 16 Leases

IFRS 16 replaces IAS 17 ‘Leases’ and is effective for annual periods beginning on or after 1 January 2019.

The Group’s accounting as a lessor will remain aligned to the current approach under IAS 17; however for lessee accounting there will no longer be a distinction between finance and operating leases. The transition approach adopted by the Group will result in the recognition of right of use assets and lease liabilities of approximately £1.8 billion in respect of leased properties previously accounted for as operating leases; there will be no impact on shareholders’ equity. As permitted by the transition options under IFRS 16, comparative figures for the prior year will not be restated. Going forward, the Group will recognise a finance charge on the lease liability and a depreciation charge on the right-of-use asset, whereas previously the Group included lease rentals within operating expenses. The Group intends to take advantage of a number of exemptions within IFRS 16, including the election not to recognise a lease liability and a right-of-use asset for leases for which the underlying asset is of low value.

IFRS 17 Insurance Contracts

IFRS 17 replaces IFRS 4 ‘Insurance Contracts’ and is currently effective for annual periods beginning on or after 1 January 2021 although the International Accounting Standards Board have proposed delaying implementation until 1 January 2022.

IFRS 17 requires insurance contracts and participating investment contracts to be measured on the balance sheet as the total of the fulfilment cash flows and the contractual service margin. Changes to estimates of future cash flows from one reporting date to another are recognised either as an amount in profit or loss or as an adjustment to the expected profit for providing insurance coverage, depending on the type of change and the reason for it. The effects of some changes in discount rates can either be recognised in profit or loss or in other comprehensive income as an accounting policy choice. The risk adjustment is released to profit and loss as an insurer’s risk reduces. Profits which are currently recognised through a Value in Force asset, will no longer be recognised at inception of an insurance contract. Instead, the expected profit for providing insurance coverage is recognised in profit or loss over time as the insurance coverage is provided.

The standard will have a significant impact on the accounting for the insurance and participating investment contracts issued by the Group.

Minor amendments to other accounting standards

The IASB has issued a number of minor amendments to IFRSs effective 1 January 2019 and 1 January 2020 (including IAS 19 Employee Benefits, IAS 12 Income Taxes and IFRIC 23 Uncertainty over Income Tax Treatments). The Group will adopt the changes to IAS 12 Income Taxes with effect from 1 January 2019, resulting in the presentation of the tax benefit of distributions on other equity instruments in the Group’s income statement; these impacts are currently recognised directly in equity. Comparative information will be restated. For the comparative year ended 31 December 2018, this will result in the reclassification of a tax credit of £106 million (2017: £102 million). These changes will have no impact on the Group’s reported balance sheet or profit before tax. The amendments to other accounting standards are not expected to have a significant impact on the Group.